UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 3, 2023
Atmus Filtration Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41710	88-1611079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Century Boulevard Nashville, Tennessee	37214
(Address of Principal Executive Offices)	(Zip Code)
(615) 514-7339
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ATMU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02. Results of Operations and Financial Condition.
The information set forth under Item 4.02 is incorporated into this Item 2.02 by reference.
ITEM 4.02. Non-Reliance on Previously Filed Financial Statements or a Related Audit Report or Completed Interim Review.
On August 3, 2023, the Audit Committee of the Board of Directors of Atmus Filtration Technologies Inc. (“Atmus” or the “Company”), in consultation with members of the Company’s management and the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), concluded that the Company’s condensed combined financial statements as of and for the three months ended March 31, 2023 included in the Company’s registration statement on Form S-1/A (No. 333-269894) declared effective by the Securities and Exchange Commission (“SEC”) on May 25, 2023 in connection with the Company’s initial public offering and partial separation from its parent company, Cummins Inc., should no longer be relied upon because of certain errors contained in those financial statements.
These errors principally included overstatements of related party receivables and related party payables and an understatement of net parent investment resulting in an approximate $15.1 million, or 22.4%, overstatement of cash provided by operating activities for the three months ended March 31, 2023. When combined with other errors originally considered to be immaterial both individually and in the aggregate, the amount of the overstatement of cash provided by operating activities totaled $24.7 million for the period. The overstatement in cash provided by operating activities was offset by an overstatement of cash used in investing activities of $2.8 million and cash used in financing activities of $21.9 million.
Management identified these errors in the preparation of the Company’s financial statements for the three and six months ended June 30, 2023. The errors were primarily the result of an incomplete manual adjustment in the elimination of intercompany and related party transactions.
These errors had no impact on the Company’s reported revenue, net income, or EBITDA for the three months ended March 31, 2023, and had no impact on the amount of the Company’s cash balance upon its initial public offering. Additionally, the Company’s financial statements as of and for the three months ended March 31, 2022 will be revised to reflect the impact of the errors discussed above.
The Company is also revising its combined financial statements as of and for each of the years ended December 31, 2022, 2021 and 2020 to correct those financial statements for the impact of the errors discussed above and other previously identified immaterial errors. Restated and revised financial statements, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and risk factor disclosures are included as Exhibit 99.1 and Exhibit 99.2 hereto.
As a result of these errors, the Company identified a material weakness in its internal control over financial reporting. Specifically, the Company did not design and maintain effective controls over period-end financial reporting to completely identify and accurately account for intercompany and related party transactions. As a result, management concluded that the Company’s disclosure controls and procedures were not effective as of March 31, 2023 and December 31, 2022. The Company is committed to maintaining a strong internal control environment. Management, with oversight from the Audit Committee, has begun to take steps to remediate the material weakness.
As a result of the foregoing, Exhibit 99.1 hereto includes the Company’s restated condensed combined financial statements as of and for the three months ended March 31, 2023 and revised condensed combined financial statements as of and for the three months ended March 31, 2022.
The Audit Committee of the Board of Directors has discussed the matters disclosed in this Item 4.02 with PwC.
Forward-Looking Statements
This Current Report contains forward-looking statements. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933 (as amended, the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”). All statements, other than statements of historical facts contained in this Current

Report, may be forward-looking statements. Forward-looking statements contained in this Current Report include, but are not limited to, statements regarding the Company’s expectations regarding the impact of its accounting errors, including the approximate amounts of such misstatements; any identified material weakness in the Company’s internal control over financial reporting and disclosure controls and procedures and the Company’s ability to remediate such material weakness. The Company’s forward-looking statements contained in this Current Report are subject to certain risks, including the potential initiation of legal or regulatory proceedings with respect to the Company’s restatement and corrections; the adverse effects on the Company’s business, results of operations, financial condition and stock price as a result of the Company’s restatement and correction process; as well as those risk factors discussed or referred to in the Company’s Form S-1/A registration statement (No. 333-269864) filed with the SEC and available on the SEC’s website at ww.sec.gov, as declared effective by the SEC on May 25, 2023. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statements prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.
ITEM 9.01. Financial Statements and Exhibits.
The following exhibits are being filed as part of this Report.

Exhibit No.	Description
99.1
Restated Condensed Combined Financial Statements as of and for the three months ended March 31, 2023 and Revised Condensed Combined Financial Statements as of and for the three months ended March 31, 2022, Restated Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Updated Risk Factors.

99.2
Revised Combined Financial Statements as of December 31, 2022 and 2021 and for each of the years ended December 31, 2022, 2021 and 2020, Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Updated Risk Factors.

99.3	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Atmus Filtration Technologies Inc.

By:	/s/ JACK M. KIENZLER
Jack M. Kienzler
Chief Financial Officer
(Principal Financial Officer)
August 7, 2023
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